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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): October 13, 2000


                                 OMI CORPORATION
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             (Exact name of registrant as specified in its charter)

 THE MARSHALL ISLANDS                  001-14135                  52-2098714
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(State or other jurisdiction     (Commission File Number        (I.R.S. Employer
    of incorporation)                                        Identification No.)



                                ONE STATION PLACE
                               STAMFORD, CT 06902
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              (Address and zip code of principal executive offices)

                                 (203) 602-6700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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Item 5.       Other Events.

         On October 13, 2000, OMI Corporation issued a press release announcing that market reports that it was seeking to raise equity in a private placement were correct but that it had ceased the effort. The Company also confirmed that its previously announced bank refinancing closed as scheduled on October 12, 2000. The full text of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)      Exhibits

         99.1     Press release of OMI Corporation dated October 13, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 1, 2000


                                 OMI CORPORATION



                                 By:    /s/Craig Stevenson, Jr.
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                                 Name:  Craig H. Stevenson, Jr.
                                 Title: Chief Executive Officer and President